TECHNOLOGY
DEVELOPMENT
REDEVELOPMENT
Mid-America Apartment Communities, Inc.
Institutional Investor Day
Raleigh, NC
September 10, 2007
PORTFOLIO QUALITY

Mid-America Apartment Communities, Inc. - Institutional Investor Day - Raleigh, NC - September 10, 2007
TECHNOLOGY
DEVELOPMENT
REDEVELOPMENT
PORTFOLIO QUALITY
INVESTOR UPDATE
Mid-America Apartment Communities, Inc.
Institutional Investor Day
Raleigh, NC
September 10, 2007

Mid-America Apartment Communities, Inc. - Institutional Investor Day - Raleigh, NC - September 10, 2007
High quality portfolio
▪

Sunbelt/High Growth region focus
▪

Average age 14 years
▪

Since 2001…$602 MM acquired at average
      age of 5.3 years, $73 MM sold at average age
      of 24.8 year
Strong operating platform
▪

High use of technology
▪

Stable, experienced management
▪

Out-performance record
Strong balance sheet
▪

Debt/Market cap of 42%
▪

Growth capacity
▪

Solid dividend payout ratio
Experienced management
▪

Strong record of value creation
▪

Stable management team
▪

Strong board of directors
Strong Public Company Platform

Mid-America Apartment Communities, Inc. - Institutional Investor Day - Raleigh, NC - September 10, 2007
Fund Management/
Joint Ventures
Value Add
New Development
Acquisitions
Property Management
Asset Management
Portfolio Strategy
Focus on High-Growth Region
Top Tier Shareholder Performance
Value Creation Process

Mid-America Apartment Communities, Inc. - Institutional Investor Day - Raleigh, NC - September 10, 2007
Research driven approach to selecting High
Growth markets within the Sunbelt region
Demand/
Supply
Lower Cap Rates
Higher NAV
Higher Liquidity
Affordability
Household formation
New renter households
Projected new apartment supply
Institutional capital markets; higher liquidity and interest
Household growth focused on job centers
Larger markets; more transactions and research focus
Market size (capital appeal and risk)
Average home price for markets; our biggest “competitor”
Average median income for market
Spread between rent and mortgage payment
Research Based Capital Allocation

Mid-America Apartment Communities, Inc. - Institutional Investor Day - Raleigh, NC - September 10, 2007
Acquisitions
▪

Extensive network
▪

High deal flow
▪

Competitive advantage
Fund Management
▪

Value add investments
▪

Monetize platform value
New Development/Lease-Up
▪

Unique value add opportunities
▪

Attractive returns
▪

Pipeline of 1,500 units/$118 MM
External Growth Platform

Mid-America Apartment Communities, Inc. - Institutional Investor Day - Raleigh, NC - September 10, 2007
Sophisticated Platform
▪

New technology
▪

Yield management
▪

Competitive advantage
Redevelopment
▪

Significant opportunity
▪

Unique approach
New Initiatives
▪

Fully automated leasing
▪

Inventory management
Operating Platform

Mid-America Apartment Communities, Inc. - Institutional Investor Day - Raleigh, NC - September 10, 2007
Strong balance sheet
▪

Conservative business strategy
▪

Competitive use of leverage
▪

81% of debt is fixed, swapped or
     hedged
Strong coverage ratios
▪

Fixed charge ratio of 2.2 to sector
     average of 2.3
▪

Dividend/AFFO relationship one of
     best in sector
Attractive Investment Opportunity

Mid-America Apartment Communities, Inc. - Institutional Investor Day - Raleigh, NC - September 10, 2007
Competitive Operating Results
▪

More robust market profile
▪

Improved operating platform
Superior FFO Results
▪

Steady growth
▪

Disciplined investment protocols
Attractive Investment Opportunity

Mid-America Apartment Communities, Inc. - Institutional Investor Day - Raleigh, NC - September 10, 2007
▪

Significant discount to sector average pricing
▪

Spread between bi-coastal and large development platforms is too large, especially when considering relative risks
▪

We believe MAA will continue to deliver competitive internal and FFO growth performance
▪

Achieving sector average pricing drives 36% upside opportunity
Attractive Investment Opportunity

Mid-America Apartment Communities, Inc. - Institutional Investor Day - Raleigh, NC - September 10, 2007
1.

Sophisticated operating platform…competitive regional advantage
2.

Solid upside opportunity for internal growth
3.

Steady new growth prospects
4.

Quality properties
5.

Solid management team; strong execution capabilities
Key Takeaway Points

Mid-America Apartment Communities, Inc. - Institutional Investor Day - Raleigh, NC - September 10, 2007
✓

Experienced Public Company
   Platform
✓

Portfolio Well Positioned
✓

Strong Operating Platform
✓

Disciplined Capital Allocation
✓

Solid Balance Sheet
✓

Strong Coverage Ratios
✓

Attractive Investment
✓

Proven Performer
Summary

Mid-America Apartment Communities, Inc. - Institutional Investor Day - Raleigh, NC - September 10, 2007
TECHNOLOGY
DEVELOPMENT
REDEVELOPMENT
PORTFOLIO QUALITY
TECHNOLOGY
Mid-America Apartment Communities, Inc.
Institutional Investor Day
Raleigh, NC
September 10, 2007

Mid-America Apartment Communities, Inc. - Institutional Investor Day - Raleigh, NC - September 10, 2007
BUSINESS/TECHNOLOGY
ENVIRONMENT
Shelton Barron
Senior Vice President, MIS

Mid-America Apartment Communities, Inc. - Institutional Investor Day - Raleigh, NC - September 10, 2007
1.

IT strategy - What is it, and how do we identify and add
value?
3.

How do we manage technological change in the
organization?
5.

Where have we deployed technology in the past to
create value?
7.

Where is technology currently adding value at MAA,
and where do we expect it to?
IT Presentation Overview

Mid-America Apartment Communities, Inc. - Institutional Investor Day - Raleigh, NC - September 10, 2007
What is it, and how do we identify and add value?
Technology Guiding Principles
▪

Favor proven technology over bleeding edge
▪

Buy versus build applications when possible
▪

Keep IT aligned with property operations
IT Strategy

Mid-America Apartment Communities, Inc. - Institutional Investor Day - Raleigh, NC - September 10, 2007
Property Management Systems
HR / Payroll
Accounts Payable / General Ledger
Asset Reports
Performance
Management
Business
Intelligence
Data Infrastructure

Mid-America Apartment Communities, Inc. - Institutional Investor Day - Raleigh, NC - September 10, 2007
Management
Team
Business Vision
Region 2
Pilot Properties
GAP Analysis
Region 3
Region 5
Region 4
Region 6
Region 1
Client
Install
Data
Conversion
Training
How do we manage technological change in the organization?
Project Deployment Process

Mid-America Apartment Communities, Inc. - Institutional Investor Day - Raleigh, NC - September 10, 2007
Where have we deployed technology to create value?
Date	Technology
Web based Property Management (MRI)
May 2004 June 2004	Automated Resident Screening (Saferent)
December 2004	Asset Reporting
July 2005	Utility Billing Integration
July 2005 October 2005	Rent Collections (Real-Time Reporting and Follow-up)
Vacant Elect Recovery Automation
July 2006	Collections Agency Integration
April 2007	Late Fee Automation Move-In Fee/Deposit Automation
May 2007
May 2007	Yield Management (LRO)
September 2007	Web-based Purchasing System (Ops Buyer)
1Q08	Web Development - On-line Upgrades/Integrations
Technology Progress Report

Mid-America Apartment Communities, Inc. - Institutional Investor Day - Raleigh, NC - September 10, 2007
On-line
 Solutions
Yield
Management
Purchasing
Real-time
Asset
Reporting
Fee
Automation
Utilities
Management
Resident
Screening
Collections
Management
Property
Operating
System
MAA Operational Systems

Mid-America Apartment Communities, Inc. - Institutional Investor Day - Raleigh, NC - September 10, 2007
▪

Improvement resulting from successful implementation of
▪

Automated screening technology
▪

Real-time reporting technology
▪

Collection agency integrations
▪

Reduced net delinquency as a percent of NPR from 1.20% (2002-2004 average) to
     0.79% (2005-2007 average)
▪

Results of $1.2 million in 2007 or $.04 per share
Same Store Delinquency Integrations

Mid-America Apartment Communities, Inc. - Institutional Investor Day - Raleigh, NC - September 10, 2007
▪

Improvement resulting from successful implementation of
▪

Automated utility billing
▪

Vacant elect recovery automation
▪

Real-time reporting technology
▪

Implemented real-time collection follow-up process
▪

Decreased billing fees/expenses to MAA
▪

Increased fees to residents
▪

Increased collections from 82% to 99% of billed
▪

Results of $3.2 million in 2007 or $.11 per share
Utility Integrations

Mid-America Apartment Communities, Inc. - Institutional Investor Day - Raleigh, NC - September 10, 2007
▪

Improvement resulting from successful implementation of
▪

Automation of move-in fees
▪

Automation of late fees
▪

Reporting of term fees
▪

Collection follow-up/focus process
▪

Increased same store fees from annual improvement of 7% from 2004-2006 to
     19% in 2007
▪

Results of  $1.47 million or $.05 per share in 2007
Fee Automation

Mid-America Apartment Communities, Inc. - Institutional Investor Day - Raleigh, NC - September 10, 2007
▪

Real-time, company wide visibility of expenses
▪

Enhancement of budgetary controls
▪

Automation of purchasing approval process
▪

Electronic procurement and invoicing for larger
    vendors
▪

Enhanced ability for managing network spending
▪

Systems tailored to multi-family real estate
OpsBuyer Purchasing System

Mid-America Apartment Communities, Inc. - Institutional Investor Day - Raleigh, NC - September 10, 2007
YIELD MANAGEMENT
Chris Lynn
Director, Pricing

Mid-America Apartment Communities, Inc. - Institutional Investor Day - Raleigh, NC - September 10, 2007
2006 - Successful Test of LRO on 7 Pilot Properties
▪

Pilot included test and control properties

▪

Revenue lift of 2.8%
▪

Results in line with tests by other users
2007 - Complete Rollout Across Entire Portfolio
▪

Staggered rollout plan
▪

Rollout completed May 2007
▪

Positive response from property management
▪

Conducting bi-weekly calls to review 7 key
     variables
Rents	Traffic
60-day exposure	Renewals
Market conditions	Lease expirations
Closing rates
Yield Management Summary

Mid-America Apartment Communities, Inc. - Institutional Investor Day - Raleigh, NC - September 10, 2007
Lift versus Market (Reis) - 2Q07
▪

High Growth - Outperform 2.8%

▪

Income Plus - Outperform 3.5%
▪

Stable - Outperform 4.0%
▪

Weighted average - Outperform 3.1%
Yield Management Results

Mid-America Apartment Communities, Inc. - Institutional Investor Day - Raleigh, NC - September 10, 2007
Yield Management Results

Mid-America Apartment Communities, Inc. - Institutional Investor Day - Raleigh, NC - September 10, 2007
Internal Improvement (YOY Revenue Growth)
▪

5 month comparison

▪

Pre-LRO - 4.0% increase
▪

Post-deployment - 5.4% increase
▪

Overall lift - 1.4%
Yield Management Results

Mid-America Apartment Communities, Inc. - Institutional Investor Day - Raleigh, NC - September 10, 2007
Additional Growth Expected
▪

Current results include limited re-pricing opportunities

▪

Renewals expected to provide additional lift
▪

Automated approach to renewals yields consistent increases
Expected Shareholder Value Added
▪

2.5% - 3.0% lift a reasonable target
Yield Management Results

Mid-America Apartment Communities, Inc. - Institutional Investor Day - Raleigh, NC - September 10, 2007
Enhanced Lease Expiration Management
▪

Property specific demand forecast
▪

Centralized management
▪

Allows prospects flexibility…for the right price
Automated Make Ready Calendar
▪

Leverages data from multiple systems
▪

LRO - supply and demand forecast
▪

MRI - make ready data
▪

Hyperion - maintenance headcount information
▪

Automatically generates schedule of units to make ready
▪

Ensures focus on units in highest demand
▪

Creates efficiencies through a structured approach
LRO System - Other Benefits

Mid-America Apartment Communities, Inc. - Institutional Investor Day - Raleigh, NC - September 10, 2007
WEB-BASED SOLUTIONS
Melintha Ogle
Director, Marketing

Mid-America Apartment Communities, Inc. - Institutional Investor Day - Raleigh, NC - September 10, 2007
Online Leads as a Percent of Total Traffic
2005 - 18%
2006 - 23%
2007 - 30%
Creating value through online lead generation
▪

1.3 million property website visitors forecasted for 2007
▪

Online lead generation increase of 67% over the past three years
▪

19% decrease in print traffic YTD, 75% increase in online traffic at half the cost per lease
MAA Average Cost per Lease - $209
Total Email and Walk-in Traffic Up 33%
Traffic Increase Percentage by Category, YTD 2007
Online Customer Solutions Platform

Mid-America Apartment Communities, Inc. - Institutional Investor Day - Raleigh, NC - September 10, 2007
Creating value through online lead generation
1.

Minimize clicks between prospect and the property via a
customer-centric web presence
▪

Self-contained property URL’s, integrated across all advertising channels
▪

23% of online leads generated through organic search
▪

80% of organic leads originate at the property level
2.

Maximize lead capture through centralized off-site lead response
▪

Results:

26% closing ratio of online prospects

21% of move-ins originate online
www.talusranch.com
www.lighthousect.com
www.preserveatbriercreek.com
Online Customer Solutions Platform

Mid-America Apartment Communities, Inc. - Institutional Investor Day - Raleigh, NC - September 10, 2007
Launch of new community websites, Winter 2007
Re-Lease Opportunity
Resident Retention
New Lease Capture
Lead Generation
Seamless Online Leasing Portal
•

Real time availability search
•

LRO pricing by lease term
•

Self-screening for approval
•

Online application
•

Integrated fee payment
Resident Portal
•

Web-enabled customer service
•

Online lease renewal
•

New customer referral generation
•

Resident relocation opportunity
•

Reinforcement of MAA brand
Online Customer Solutions Platform

Mid-America Apartment Communities, Inc. - Institutional Investor Day - Raleigh, NC - September 10, 2007
MAA web strategy - What’s next?
New Aesthetics and Navigation
Enriched Content
   Photo gallery
   Colorized, interactive floorplans
   Streaming video
   E-brochure
   Text messaging function
   Online rent payment
   Online service requests
   Interactive newsletters
   Resident rewards program
Regional and Local Search Maps
   ILS functionality
   Optimized state/local search relevance
   Organic and paid search capability
   2007 pilot (10 properties, 4 month period)

748 phone and email leads

16% closing ratio
Online Customer Solutions Platform

Mid-America Apartment Communities, Inc. - Institutional Investor Day - Raleigh, NC - September 10, 2007
MAA web strategy - What’s next?
Fully-Integrated Online Customer Solution
Regional/Local
Search Maps
Corporate
Website
Property Website
Seamless Mapping
Function to Properties
Drives Organic and Paid
Search to Properties
Traffic Generation Efficiency
Reinforces the MAA Brand
Inexpensive Re-Lease
Opportunities
Online Customer Solutions Platform

Mid-America Apartment Communities, Inc. - Institutional Investor Day - Raleigh, NC - September 10, 2007
Creating Shareholder Value
▪

Utilizing proven technology
▪

Expand revenue opportunities
▪

Enhance customer value
▪

Improve business processes
▪

Evaluate new technologies to
     determine value
▪

Blogging
▪

Instant messaging
▪

RSS
▪

Sites translated into Spanish
▪

Mobile website address
On-line
 Solutions
Yield
Management
Purchasing
Real-time
Asset
Reporting
Fee
Automation
Utilities
Management
Resident
Screening
Collections
Management
Property
Operating
System
Wrap-up

Mid-America Apartment Communities, Inc. - Institutional Investor Day - Raleigh, NC - September 10, 2007
TECHNOLOGY
DEVELOPMENT
REDEVELOPMENT
PORTFOLIO QUALITY
DEVELOPMENT
Mid-America Apartment Communities, Inc.
Institutional Investor Day
Raleigh, NC
September 10, 2007

Mid-America Apartment Communities, Inc. - Institutional Investor Day - Raleigh, NC - September 10, 2007
Superior Investment Returns
▪

Familiar, high growth markets
▪

Opportunities with clear cost advantages
▪

Partner with experts
▪

Excellent risk-adjusted returns
Limited Risk
▪

Limited MAA overhead commitment
▪

Manageable number of development projects
▪

“Fix" construction costs
▪

Purchase with construction and lease-up risk squeezed out
Strategy

Mid-America Apartment Communities, Inc. - Institutional Investor Day - Raleigh, NC - September 10, 2007
Project	Units	Location	Cost/Price	Status
Talus Ranch	480	Phoenix, AZ	$62.0 MM	100% delivered 83% leased/preleased
Brier Creek II	200	Raleigh, NC	$24.0 MM	100% delivered 58% leased/preleased
St. Augustine II	124	Jacksonville, FL	$13.0 MM	Notice to proceed given
Copper Ridge I	216	Dallas, TX	$19.2 MM	Construction began 7/30/2007
Copper Ridge II	200	Dallas, TX		2009 Start
Farmington Village	280	Charleston, SC		Under contract to acquire
Total	1,500		$118.2 MM
Project Overview

Mid-America Apartment Communities, Inc. - Institutional Investor Day - Raleigh, NC - September 10, 2007
Project Timeline

Mid-America Apartment Communities, Inc. - Institutional Investor Day - Raleigh, NC - September 10, 2007
Copper Ridge I
Dallas, TX
216 units
Start Date:

7/30/2007
Completion:

4Q08
Stabilization:

2Q09
Cost:

$19.2 MM
Rents:

$0.94 - $1.15
NOI Yield:

9.1%
Construction in Process

Mid-America Apartment Communities, Inc. - Institutional Investor Day - Raleigh, NC - September 10, 2007
St. Augustine at the Lake II
Jacksonville, FL
124 units
Start Date:

8/15/2007
Completion:

3Q08
Stabilization:

4Q08
Cost:

$13.0 MM
Rents:

$0.91 - $1.12
NOI Yield:

7.2%
Construction in Process

Mid-America Apartment Communities, Inc. - Institutional Investor Day - Raleigh, NC - September 10, 2007
Goals
▪

Quality product
▪

Timely delivery
▪

On cost
Active and thorough review process - in house skill set
▪

Project design review and analysis
▪

Civil plan review and analysis
▪

Architectural review and analysis
▪

ADA compliance review
▪

Landscape planning
Systematic site and process review
▪

Slab, framing, mechanical
▪

ADA
▪

Change-order management
▪

Turnover liaison
Construction Management

Mid-America Apartment Communities, Inc. - Institutional Investor Day - Raleigh, NC - September 10, 2007
Brier Creek II
Raleigh, NC
200 units
Completion:

8/10/2007
% Leased:

58%
Stabilization:

2Q08
Cost:

$24.0 MM
Rents:

$0.82 - $1.04
NOI Yield:

7.7%
Lease-up in Process

Mid-America Apartment Communities, Inc. - Institutional Investor Day - Raleigh, NC - September 10, 2007
Talus Ranch
Phoenix, AZ
480 units
Completion:

3Q06
% Leased:

83%
Stabilization:

4Q07
Cost:

$62.0 MM
Rents:

$1.01 - $1.19
IRR:

10%
Lease-up in Process

Mid-America Apartment Communities, Inc. - Institutional Investor Day - Raleigh, NC - September 10, 2007
Farmington Village
Charleston, SC
280 units
Completion:

3Q07
% Leased:

65%
Stabilization:

2Q08
Rents:

$0.79 - $1.06
IRR:

10.3%
Lease-up in Process

Mid-America Apartment Communities, Inc. - Institutional Investor Day - Raleigh, NC - September 10, 2007
TECHNOLOGY
DEVELOPMENT
REDEVELOPMENT
PORTFOLIO QUALITY
REDEVELOPMENT
Mid-America Apartment Communities, Inc.
Institutional Investor Day
Raleigh, NC
September 10, 2007

Mid-America Apartment Communities, Inc. - Institutional Investor Day - Raleigh, NC - September 10, 2007
Our goal is to
▪

Capture superior investment returns
▪

Enhance property values
▪

Accelerate our pricing in strong submarkets
We achieve these goals by
▪

Approving projects only after submarket analysis and testing has been completed
▪

Implementing with standardized products that provide purchase power and flexibility across portfolio
▪

Property specific needs + submarket opportunities = customized plan that is executed for optimal results
▪

Monitoring the results daily through our web-based operating platform
Objectives

Mid-America Apartment Communities, Inc. - Institutional Investor Day - Raleigh, NC - September 10, 2007
▪

Job growth
▪

Housing demand
▪

Single family price point
    to multifamily
Evaluate all communities
based on
Prioritize by Net
Absorption
Housing
Supply/Demand
▪

A = >.15
▪

B = .07 - .14
▪

C = .01 - .06
▪

D = <.01
Evaluate all communities
on rent per square foot
Prioritize by
Submarket Rent “Gap”
Submarket
Opportunity
▪

Curb appeal
▪

Exterior buildings
▪

Amenities
▪

Recreation areas
Evaluate all communities
based on
Generate List of
Capital Needed to
Close “Gap”
Revenue
Capital
Plan
▪

Return hurdles
▪

Rent increase versus
    gap
▪

Risk
Evaluate all communities
based on
Execute Plan on
Communities that
Meet Returns
Prioritize
Investment
Opportunities
Redevelopment Strategy
Identification Process - Macro Level

Mid-America Apartment Communities, Inc. - Institutional Investor Day - Raleigh, NC - September 10, 2007
1.

Process efficiencies
▪

Unit Production Report for daily monitoring/evaluating inventory
▪

JIT payment structure with Barnett Supply competing for market share with HD
      Supply
▪

Shared scope with general contractors, in-house labor and smaller vendors to minimize cost and complete within minimal time frame
2.

Product efficiencies
▪

Switch plate design saves 4 hours per unit = $180 per unit ... for savings of
      $576,000
▪

New plank flooring allows for one piece to be replaced if damaged instead of whole floor
▪

New bath lighting allows less bulbs to provide same amount of light
▪

New appliances resulting in less service calls, more user features
▪

New plumbing fixtures resulting in less service calls for drips and leaks
MAA does it better in 2 primary ways
Execution Strategy

Mid-America Apartment Communities, Inc. - Institutional Investor Day - Raleigh, NC - September 10, 2007
Current Pipeline
▪

3,200 units will be completed in Unit Interior Program by end of 2007
▪

$5,200 per unit is average investment
▪

>$16.6 million invested
▪

>$110 per unit is average rent above non-redeveloped units
▪

FFO contribution of $.06 per share
Additional Opportunity (3 to 5 years)
▪

Potential to invest $100 million in up to 18,800 units
▪

Capital deployed in Unit Interior Program and/or part of other value add initiatives (i.e. clubroom, amenities, landscaping)
▪

Potential FFO contribution of $.20 to $.25 per share through same period
Summary

Mid-America Apartment Communities, Inc. - Institutional Investor Day - Raleigh, NC - September 10, 2007
Forecasted value add opportunities have increased to over 22,000 units since inception of program in 2005 due to
▪

Market improvements
▪

Broader ‘value add’ capital opportunities within portfolio
▪

Process efficiencies
Growth Projections

Mid-America Apartment Communities, Inc. - Institutional Investor Day - Raleigh, NC - September 10, 2007
We expect to see this impact our revenue growth and have a potential impact of
▪

An incremental $.06 per share over the next 3 to 5 years
▪

A cumulative FFO per share of $.20 - $.25 over same period
▪

A planned plateau of the program by 2012
FFO Impact

Mid-America Apartment Communities, Inc. - Institutional Investor Day - Raleigh, NC - September 10, 2007
Cary, NC
▪

Built in 1988
▪

Purchased in 1997
▪

194 units
Current results
▪

20% of units completed at $5,000 per unit
▪

100% of all completed units leased
▪

$110 above non-redeveloped units
▪

17.7% rent increase
▪

>14% un-leveraged IRR
▪

Plans are to accelerate the program in 2008 to
      complete all units by 2009
Before
After
Hermitage at Beechtree

Mid-America Apartment Communities, Inc. - Institutional Investor Day - Raleigh, NC - September 10, 2007
Before average rent = $822
Hampton, VA
▪

296 units
▪

>45% completed
▪

$6,900 per unit
▪

>25% IRR
After average rent = $1,023
Township in Hampton Woods

Mid-America Apartment Communities, Inc. - Institutional Investor Day - Raleigh, NC - September 10, 2007
Before average rent = $762
Charleston, SC
▪

208 units
▪

100% completed
▪

$7,600 per unit
▪

>10% IRR
After average rent = $914
Runaway Bay

Mid-America Apartment Communities, Inc. - Institutional Investor Day - Raleigh, NC - September 10, 2007
Before average rent = $852
Memphis, TN
▪

82 units
▪

>60% completed
▪

$8,000 per unit
▪

>30% IRR
After average rent = $1,123
Park Estate

Mid-America Apartment Communities, Inc. - Institutional Investor Day - Raleigh, NC - September 10, 2007
Before average rent = $661
Nashville, TN
▪

286 units
▪

>40% completed
▪

$5,300 per unit
▪

>13% IRR
After average rent = $817
Brentwood Downs